Sucampo Pharmaceuticals, Inc.
Corporate Update

April 2014

Peter Greenleaf
Chief Executive Officer

Cary Claiborne
Chief Financial Officer

Silvia Taylor
Senior Vice President, Investor Relations and Corporate Communications

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Agenda

1. Introductions and Forward-Looking Statements
2. Leadership Update
3. Company Introduction & Value Proposition
4. Commercial Overview
5. Prostone Platform Technology Overview
6. Pipeline and Product Development Guidance
7. Key Upcoming Events
8. Conclusion

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Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Sucampo Leadership Update

Peter Greenleaf, CEO

- 20 years of biopharmaceutical experience in commercialization, strategic planning & drug development
- Former CEO and Director of Histogenics; former President of MedImmune, the worldwide biologics R&D arm of AstraZeneca

Daniel Getman, Ph.D., Chairman of the Board

- Extensive experience in leadership positions within pharmaceutical and life science organizations
- Personal research experience spans medicinal chemistry in the areas of arthritis, cancer and infectious diseases

Sucampo Value Proposition: Commercial-Stage, Global Biopharmaceutical Company

Two Approved Drugs	• AMITIZA (lubiprostone) in gastroenterology Approved in US chronic idiopathic constipation (CIC), irritable bowel syndrome with constipation (IBS-C), and opioid-induced constipation (OIC); UK for CIC; Japan for chronic constipation; and Switzerland for CIC • RESCULA (unoprostone isopropyl 15% ophthalmic solution) in ophthalmics Approved for the lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension
Stable & Growing Revenue & Royalty Base	• Significant source of funding • Profitable – \$9.4M Net Income for Full Year 2013, excluding special items • Global Partnerships
Unique Technology	• Proprietary Prostone Technology • Robust pipeline

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AMITIZA U.S.





Continued AMITIZA YOY Growth

- Q4: Strongest quarter ever for AMITIZA
  - Net sales growth of 5% for Q4
  - TRx growth of 6% for Q4
- Calendar year high of 1.3M TRx in 2013 AMITIZA
  - TRx up 5% YoY through December YTD[1]

Market Growth Accelerating

- Class up almost 7% for 2H 2013 vs. 1H 2013

OIC Opportunity

- 40-80% of non-cancer patients on chronic opioids will suffer from OIC[2]; moderate to severely constipated market estimated at 2-2.5M[3]

Strong Partner Commercial Execution Driving Sales Growth

- Managed care advantage vs. competition; increasing patient-focused efforts
- 8M Rx's over ≈ 8 years[4]; heritage is driver of increased sales

See References 1-4

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AMITIZA U.S. *(cont.)*

Base Business Remains Strong

- Over 8M prescriptions since 2006[4]
- Building on strength in long-term safety
  - Resonates well with PCPs
- Building on strength in managed care access
  - Preferred managed care position and significantly lower copay vs. competition
  - Medicare Part D plan share continues to grow and recently received preferred position on Aetna



AMITIZA Coverage
100%
80%
60%
40%
20%
0%
93.0%
99.5%
Commercial
Part D

*AMITIZA is covered for 90% of lives nationally for all channels[5]

See References 4-5

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Global AMITIZA Approvals and Regulatory Filings

AMITIZA has been used since 2006 with over 8M prescriptions by patients suffering from CIC and IBS-C





U.S.
CIC (2006)
IBS-C (2008)
OIC Approved
(April 2013)
U.K.
CIC (2012)
OIC Update
Switzerland
CIC (2009)
OIC (filed)
Japan
CC (2012)
Incl OIC

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AMITIZA Global Snapshot

Japan

- Continued success; sales continue to be above our and Abbott's expectations
- AMITIZA sales in Japan contributed $16 million to topline in 2013
- Abbott applying more than half of its detailing efforts in Japan to AMITIZA
- 2 week limitation removed in December

Europe

U.K.

- MHRA* did not approve 2nd indication in OIC
  - Evaluating all options for path forward
- NICE** endorsement process for CIC ongoing

Switzerland

- OIC filings on-track for regulatory decision 1H 2014
- Increased patient access; several reimbursement limitations revised

Rest of World

- Continued partnership discussions with global and regional companies for AMITIZA for new indications and new territories (Latin America, China, Russia, Europe and other emerging markets)

*Medicines and Healthcare Products Regulatory Agency; **National Institute for Health and Care Excellence

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AMITIZA Intellectual Property

AMITIZA has a robust U.S. patent estate

- 13 patents in Orange Book
- Latest patents expire in 2027

Paragraph IV certification notice letter to Sucampo received on January 2, 2013 regarding ANDA submitted to FDA by Anchen Pharmaceuticals

- Notice letter alleges the 126 claims in AMITIZA's composition, method of use, and/or formulation patents are invalid, unenforceable, and/or will not be infringed by Anchen's manufacture, use or sale of the product described in its ANDA
  - Sucampo, joined by Takeda and R-Tech Ueno, filed patent infringement lawsuit against Anchen and Par Pharmaceuticals on February 8, 2013
  - 30-month stay through July 2015
  - Markman hearing occurred March 31, 2014; trial in December 2014

Well-positioned to defend AMITIZA IP

- Only one claim out of 126 claims covered in lawsuit needs to be successful

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RESCULA U.S. Overview





RESCULA Commercial Strategy

- Implemented new commercial strategy for RESCULA
  - Focus on current RESCULA prescribers
- Contract sales representatives are spending 20% of time calling on current RESCULA prescribers
- Belief in value of continued development of unoprostone isopropyl

Sucampo's Proprietary Prostone Platform Technology

Sucampo: Only company developing and commercializing prostone compounds globally

Prostones:

- Functional fatty acids naturally occuring in the human body
- Ion-channel activators
- Physiological mediators of restoration of cellular homeostasis and tissue regeneration

Clinical safety profile of prostones is well-tolerated, as demonstrated by the clinical safety record of AMITIZA and RESCULA

Clinical potential of prostones is broad and applicable to various therapeutic fields beyond those already established

See Reference 6

Proprietary Platform Technology: Sucampo's Prostones are Highly Potent Ion-Channel Activators



Prostones
ClC-2−Chloride Channel Activation
Lubiprostone
Fluid Secretion
Barrier Repair and Mucosal Protection
Anti-Inflammatory Activity
BK-Potassium Channel Activation
Unoprostone isopropyl
Smooth Muscle Relaxation
Nerve Stabilization
Prevents Neuronal Cell Death

See Reference 6

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Sucampo Prostone Pipeline Key Highlights

Lubiprostone Clinical Development & Life Cycle Management

Pediatric Functional Constipation



Abdominal radiograph of constipated child showing stool throughout the colon

- Initiated global P3 clinical program for lubiprostone in children and adolescents aged 6 months to 17 yrs with pediatric functional constipation
  - Takeda is funding 70% of development costs
  - First patient rolled over into the long-term, open-label safety extension study end of Q1

Liquid Formulation

- In October, initiated pivotal study of a liquid formulation of lubiprostone in adults 18 years of age and older
- Based on trial results and FDA feedback, looking at other formulations
- Takeda funding 100% of the costs, including additional formulation work

Unoprostone Isopropyl for Retinal Diseases

Retinitis Pigmentosa (RP)


Normal Vision
Retinitis Pigmentosa

- Degenerative retinal disease with no approved prescription medicines available[4]
- Ongoing P3 clinical trial in unoprostone isopropyl by development partner, R-Tech Ueno
  - Patient enrollment completed October 2013 and interim 1yr results available early 2015
  - Need to develop different Formulation for RP
- Orphan drug designation for RP in the U.S. & E.U.
  - Sucampo will work with regulatory authorities in the U.S. & E.U. to determine required incremental data for filing in each region

Life-Cycle Management

- Exploring opportunities in other retinal diseases including AMD; will update further as research develops

See Reference 4;
See Photo References 7-8 for Liquid Formulation and RP, respectively

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Sucampo Prostone Pipeline Key Highlights *(cont.)*

Ion Channel Activators for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis (LSS)

- Degenerative change in lumbar spine; unmet medical need with limited treatment options globally[4]
- Prevalence: ~400,000 Americans, most >60 years of age[9]
- Top-line results of P2a, double-blind, placebo-controlled trial of IV ion channel activator showed statistically significant improvement in VAS* pain


Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Plan to initiate additional P2a study in 2H 2014 for IV ion channel activator
- P1a results for oral ion channel activator: generally well-tolerated

Cobiprostone for Oral Mucositis

Oral Mucositis

- P1b study of oral spray formulation of cobiprostone began October 31, 2013
- Prevalence: ~350,000 head and neck cancer patients in the U.S.[11]; oral mucositis affects 80-90%[12] of these patients
  - Total WW market estimated to be up to $500M[4]
  - Also impacts patients treated for solid tumors, or receiving hematopoietic stem cell transplantation



- A few prescription treatments available, but currently no comprehensive treatments available[6]
- P1a results: oral spray formulation generally well-tolerated

See References 4; 6; 9; 11-12
See Photo References 10 and 13 for LSS and Oral Mucositis, respectively; *Visual Analog Scale

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Clinical Pipeline & Product Development Highlights

CLINICAL FOCUS — **STAGE OF CLINICAL DEVELOPMENT**

LEAD COMPOUNDS	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Lubiprostone Liquid Formulation CIC				Began 3Q13
Unoprostone Isopropyl Retinitis Pigmentosa*				Began 1Q13
Lubiprostone Pediatric Functional Constipation				Began 4Q13
IV Ion Channel Activator Spinal Stenosis			P2 PoC 4Q13 / P2 PoC 2H14	
PO Ion Channel Activator Spinal Stenosis		Phase 1b 1Q14		
Cobiprostone Oral Mucositis		Phase 1b Began 4Q13		

■ SUCCESSFULLY COMPLETED ■ PROJECTED START ■ ONGOING

*Co-developing with R-Tech Ueno, Ltd.

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Key Facts, Financial Highlights & Guidance

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (04-03-14), 52-Week Range	$7.11, $11.00 to $5.40
Shares Outstanding (04-03-14)	44.3M (1 class of common stock)
Daily Volume (90-day average)	277,557
Market Capitalization (04-03-14)	$314.7M
Enterprise Value (04-03-14)	$271.5M

Financial Highlights for Full Year of 2013	
Cash & Equivalents	$95.9M
Total Revenue	$89.6M
Net Income, excluding special items	$9.4M
EPS, excluding special items	$0.22
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$282.1M
Financial Guidance	
2014 Guidance	Profitable

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Upcoming Events

1H 2014
Commercial
AMITIZA OIC indication potential approval in Switzerland
Clinical
End of P1b study in cobiprostone for oral mucositis
Start of Phase 1b study for oral ion channel activator in LSS
Pediatric lubiprostone safety trial first patient roll over
Financial
Q1 2014 earnings call
Corporate
Annual shareholder meeting
Sucampo to present at UBS Healthcare Conference

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Sucampo Value Proposition: Commercial-Stage, Global Biopharmaceutical Company

Two FDA-Approved Drugs

- AMITIZA (lubiprostone) in gastroenterology

  Approved in US chronic idiopathic constipation (CIC), irritable bowel syndrome with constipation (IBS-C), and opioid-induced constipation (OIC); UK for CIC; Japan for chronic constipation; and Switzerland for CIC

- RESCULA (unoprostone isopropyl .15% ophthalmic solution) in ophthalmics

  Approved for the lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension

Stable & Growing Revenue & Royalty Base

- Significant source of funding
- Profitable – $9.4M Net Income for Full Year 2013, excluding special items
- Global Partnerships

Unique Technology

- Proprietary Prostone Technology
- Robust pipeline

Appendix

Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (04-03-14), 52-Week Range	$7.11, $11.00 to $5.40
Shares Outstanding (04-03-14)	44.3M (1 class of common stock)
Daily Volume (90-day average)	277,557
Market Capitalization (04-03-14)	$314.7M
Enterprise Value (04-03-14)	$271.5M

Financial Highlights for the Full Year of 2013	
Debt	$52.7M
Cash & Equivalents	$95.9M
Total Operating Expense	$68.0M
Total Revenue	$89.6M
Net Income, excluding special items	$9.4M
R&D Revenue	$20.4M
Product Royalty Revenue	$52.1M
R&D Expense	$21.5M
EPS, excluding special items	$0.22
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$282.1M

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Terms of Sucampo's AMITIZA Agreements

Takeda Agreement

- Takeda shall promote, market, and sell AMITIZA in U.S. and Canada
- Sucampo's tiered royalty rate: 18%−26% of annual net sales
- Sucampo earned $20M in upfront and $140M in development milestone payments as of 12/31/13
- Sucampo received $115M in reimbursement for R&D expenses from Takeda as of 12/31/13

Abbott Japan Agreement

- Abbott Japan shall promote, market, and sell AMITIZA for CIC in Japan
- Sucampo will sell product to Abbott Japan at discount to Abbott Japan's approved reimbursement price
- Sucampo earned $10M in upfront and $27.5M in development milestone payments as of 12/31/13

Issued Lubiprostone U.S. Patents

U.S. Patent No.	Expires	Type of Patent
5,284,858*	2014	Composition of matter (drug substance)
6,414,016*	2020	Therapeutic use (treating constipation)
6,583,174*	2020	Composition of matter (drug product)
6,982,283*	2022	Therapeutic use (treating OIC)
7,064,148*	2022	Therapeutic use (treating constipation)
7,417,067*	2020	Composition of matter (drug product)
7,795,312*	2024	Therapeutic use (treating IBS)
8,026,393*	2027	Composition of matter (drug product)
8,071,613*	2020	Therapeutic use (treating constipation)
8,088,934*	2021	Composition of matter (drug substance)
8,097,649*	2020	Composition of matter (drug product)
8,097,653*	2022	Therapeutic use (treating constipation)
8,114,890*	2020	Composition of matter (drug product)
8,338,639*	2027	Composition of matter (drug product)
8,389,542*	2022	Composition of matter (drug product) and therapeutic use (treating constipation)

*Orange Book-listed patents concerning lubiprostone:
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=002&table1=OB_Rx

Additional Issued Patents

Lubiprostone Ex U.S.

Japanese Patent No.	Expires	Type of Patent
4,332,316	2023	Composition of matter (drug substance and drug product)
4,332,353	2025	Therapeutic use (treating OIC)
4,684,334	2023	Therapeutic use (treating constipation)
4,783,794	2028	Composition of matter (drug product)
4,786,866	2023	Therapeutic use (treating constipation)
4,852,229	2023	Therapeutic use (treating constipation)
4,889,219	2024	Therapeutic use (treating IBS)
4,851,467 & 5,421,332	2027	Manufacturing
4,648,340	2028	Manufacturing

European Patent No.	Expires	Type of Patent
1,220,849	2020	Composition of matter (drug product)
1,315,485	2021*	Therapeutic use (treating constipation)
1,392,318	2022	Therapeutic use (treating OIC)
1,426,361	2020	Composition of matter (drug substance)
1,443,938	2022	Therapeutic use (treating constipation)
1,978,944	2027	Composition of matter (drug product)

* Extended till 2024 in Switzerland. SPC was filed in UK, under examination.

Additional Issued Patents

Unoprostone

U.S. Patent No.	Expires	Type of Patent
5,773,471	2016	Therapeutic use (treating retinitis pigmentosa)
6,770,675*	2018	Composition of matter (drug product) and therapeutic use (treating ocular hypertension)
6,458,836*	2021	Therapeutic use (treating ocular hypertension and glaucoma)
8,609,729	2031	Therapeutic use (treating AMD)

*Orange Book-listed patents concerning unoprostone isopropyl,:
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021214&Product_No=001&table1=OB_Rx

References

1. IMS Smart View, NPA Report, client Factored Numbers
2. Camilleri M. Opioid-induced constipation: challenges and therapeutic opportunities. *Am J Gastroenterol.* 2011 May;106(5):835-42
3. Clearview Analysis 2008
4. Internal Research
5. Fingertip Formulary (NOV 2013)
6. Sucampo data on file
7. Radiograph from Borowitz - Pediatric Constipation article on Medscape website; accessed 09.19.13
8. Photos from Foundation Fighting Blindness website What is Retinitis Pigmentosa?; accessed 09.19.13
9. The American Association of Neurological Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
10. Diagram from American Academy of Orthopaedic Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
11. Based on statistics from the American Cancer Society and the National Cancer Institute
12. Trotti A *et al.* Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. *Radiother Oncol.* 2003 Mar;66(3):253-62
13. Photos from Silverman - Diagnosis and management of oral mucositis. *J Support Oncol* 2007; 5 (2 Suppl 1):13-21